                                                                    EXHIBIT 99.2
                                Amendment No. 2
                                       To
                          Agreement and Plan of Merger


         The Agreement and Plan of Merger dated as of January 12, 1999 (the "Agreement"), by and among Casella Waste Systems, Inc., a Delaware corporation ("Buyer"), Rutland Acquisition Sub, Inc., a New Jersey corporation and a direct, wholly-owned subsidiary of Buyer ("Sub") and KTI, Inc., a New Jersey corporation ("Seller'), as amended by Amendment No. 1 to Agreement and Plan of Merger dated May 12, 1999 ("Amendment No. 1"), is hereby amended as follows as of this 8th day of September, 1999. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

1. The reference to "0.59 shares" in Section 2.01(c) is hereby deleted and "0.51 shares" is hereby substituted in lieu thereof.

2. Section 3.06 is hereby deleted, and the following shall be inserted in lieu thereof:

         "Section 3.06 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Seller SEC Reports filed prior to the date hereof, since the date of the Seller Balance Sheet, Seller and its Subsidiaries have conducted their business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (i) any damage, destruction or loss (whether or not covered by insurance) with respect to Seller's or any of its Subsidiaries' assets having a Seller Material Adverse Effect, or (ii) any other action or event that would have required the consent of Buyer pursuant to
Section 5.01 of this Agreement had such action or event occurred after the date of this Agreement.

3. Section 3.18 is hereby deleted, and the following shall be inserted in lieu thereof: "Intentionally omitted."

4. Section 4.17 is hereby deleted, and the following shall be inserted in lieu thereof: "Intentionally omitted."

5. Section 7.01(c) is hereby deleted, and the following shall be inserted in lieu thereof: "Intentionally omitted."

6. Section 7.02(c) is hereby deleted, and the following shall be inserted in lieu thereof:

         "(c)     LOCK-UP AGREEMENTS. Each of Messrs. Ross Pirasteh, Martin
Sergi and Paul Garrett shall have entered into an agreement with the Buyer pursuant to which they agree that, during the period beginning on the Closing Date and continuing to and including the date 365 days after the Closing Date, they will not offer, sell or contract to sell or otherwise dispose of any of the shares of Buyer Common Stock received by them pursuant to the Agreement (provided that the same shall not preclude any such person from borrowing against any such shares, and following the Closing Date, any such restriction may be waived by the board of directors of the Buyer)."

7. Section 7.02(h) is hereby deleted, and the following shall be inserted in lieu thereof: "Intentionally omitted."

8.       A new Section 7.03(e) shall be added, which shall read as follows:

         "(e)     LOCK-UP AGREEMENTS. Each of Messrs. John Casella, Jim Bohlig
and Jerry Cifor shall have entered into an agreement with the Buyer pursuant to which they agree that, during the period beginning on the Closing Date and continuing to and including the date 365 days after the Closing Date, they will not offer, sell or contract to sell or otherwise dispose of any of their shares of Buyer Common Stock (provided that the same shall not preclude any such person from borrowing against any such shares, and following the Closing Date, any such restriction may be waived by the board of directors of the Buyer)."

9. The reference to "September 30, 1999" in Section 8.01(b) is hereby deleted and "December 15, 1999" is hereby substituted in lieu thereof.

10.      A new Section 8.01(g) shall be added, which shall read as follows:

         (g) by Seller, if on or prior to September 30, 1999, it has not received an opinion, satisfactory in form and substance to Seller in its reasonable judgment, from a financial advisor to the effect that the Exchange Ratio is fair to the holders of Seller Common Stock from a financial point of view.

11. Schedule 6.15 is hereby deleted and Schedule 6.15 attached hereto shall be substituted in lieu thereof.

12. The Seller Disclosure Schedule attached to Amendment No. 1 is hereby deleted and the Seller Disclosure Schedule attached hereto shall be inserted in lieu thereof.

13. The Buyer Disclosure Schedule attached to Amendment No. 1 is hereby deleted and the Buyer Disclosure Schedule attached hereto shall be inserted in lieu thereof.

14. The form of employment agreement referenced in Section 7.02(g) and attached as Exhibit D to the Agreement is hereby amended by adding the following sentence to the end of Section 16 thereof: "Without limiting the generality of the foregoing, any employment agreement or other arrangement between the Employee and KTI, Inc. or any subsidiary thereof is hereby terminated and neither party shall have any further obligation on account thereof."



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15.      In all other respects, the Agreement shall remain in full force and effect, and all references in the Agreement to "this Agreement" shall mean the Agreement as amended hereby.







                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, Buyer, Sub and Seller have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                                    CASELLA WASTE SYSTEMS, INC.

                                    By:  /s/ John W. Casella
                                         ---------------------------------------
                                             John W. Casella, Chairman
                                             and CEO

                                    RUTLAND ACQUISITION SUB, INC.

                                    By:  /s/ John W. Casella
                                         ---------------------------------------
                                             John W. Casella, President

                                    KTI, INC.

                                    By:  /s/ Ross Pirasteh
                                         ---------------------------------------
                                             Ross Pirasteh, Chairman











       [Signature page to Amendment No. 2 to Agreement and Plan of Merger]

                                 SCHEDULE 6.15



                     LIST OF BUYER'S DIRECTORS AND OFFICERS
                            AS OF THE EFFECTIVE TIME


President and Chief Executive Officer:  John Casella
Senior Vice President - Chief Operating Officer:  James Bohlig
Executive Vice President - Business Development:  Martin Sergi
Chief Financial Officer:  Jerry Cifor


Directors:

3 - Buyer:                                  2 - Seller:

1.  John Casella                            1.  Martin Sergi
2.  James Bohlig                            2.  Ross Pirasteh (Chairman of the Board)
3.  Douglas Casella


6 - Independent:

Four - designated by Buyer
Two - designated by Seller





CLASS II (EXPIRES 1999)                    CLASS III (EXPIRES 2000)                  CLASS I (EXPIRES 2001)
------------------------------------------ ----------------------------------------- ------------------------------------------

James Bohlig                               John Casella                              Douglas Casella
------------------------------------------ ----------------------------------------- ------------------------------------------

Martin Sergi                               To be designated by Buyer                 Ross Pirasteh
------------------------------------------ ----------------------------------------- ------------------------------------------

To be designated by Buyer                  To be designated by Buyer                 To be designated by Buyer
------------------------------------------ ----------------------------------------- ------------------------------------------

To be designated by Seller                                                           To be designated by Seller
------------------------------------------ ----------------------------------------- ------------------------------------------